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                                  EXHIBIT 99.18


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                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that THE NAVELLIER SERIES FUND, a Delaware Business Trust (the "Trust"), and each of its undersigned officers and Trustees hereby nominate, constitute and appoint Louis Navellier his true and lawful attorney-in-fact and agent, for him and in his name, place and stead in any and all capacities, to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorney, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Trust and the undersigned officers and Trustees themselves might or could do.

     IN WITNESS WHEREOF, THE NAVELLIER SERIES FUND has caused this power of attorney to be executed in its name by its Chairman and attested by its Secretary, and the undersigned officers and Trustees have hereunto set their hands this 14th day of July, 1997.


ATTEST:                                 THE NAVELLIER SERIES FUND


                                   By:
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Samuel Kornhauser, Attorney             Louis Navellier, Trustee


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                                        Barry Sander, Trustee


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                                        Joel Rossman, Trustee


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                                        Jacques Delacroix, Trustee


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                                        Arnold Langsen, Trustee